UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2017

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Pembroke House, Upper Pembroke Street 28-32, Dublin 2, Ireland		Not applicable
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +353 1 6699 020

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Amarin Corporation plc (the “Company”) held its annual shareholders meeting (the “Annual Meeting”) on May 15, 2017. There were approximately 270,695,420 ordinary shares entitled to vote at the Annual Meeting based on the April 20, 2017 record date, of which approximately 269,527,137 were held in the name of Citibank, N.A., which issues Company-sponsored American Depositary Receipts (“ADRs”) evidencing American Depositary Shares (“ADSs”) which, in turn, each represent one ordinary share. Of the ordinary shares entitled to vote, 127,375,277 shares, or approximately 46.78%, were present and voting in person or by proxy at the Annual Meeting. In accordance with the Company’s Articles of Association, the presence, in person or by proxy, of at least two shareholders who held shares as of April 20, 2017 would constitute a quorum for the transaction of business at the Annual Meeting.

The matters set forth below were voted on at the Annual Meeting. Detailed descriptions of these matters and voting procedures applicable to these matters at the Annual Meeting are contained in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2017. All matters were approved by a show of hands in accordance with the Company’s Articles of Association. Set forth below are the total number of shares voted for and against each matter, as well as the total number of abstentions, discretionary votes and broker non-votes with respect to each matter. Abstentions and broker non-votes had no effect on the vote outcome.

(1)	Ordinary resolution to re-elect Dr. Lars Ekman as a director:

Votes For	Votes Against	Abstentions	Broker Non-Votes
109,658,738	4,757,767	1,315,185	11,643,587

(2)	Ordinary resolution to re-elect Mr. David Stack as a director:

Votes For	Votes Against	Abstentions	Broker Non-Votes
98,957,175	15,459,207	1,315,308	11,646,587

The terms of the following directors continued after the meeting: Mr. John F. Thero, Mr. Jan van Heek, Mr. Patrick J. O’Sullivan, Ms. Kristine Peterson and Mr. Joseph S. Zakrzewski.

(3)	A non-binding advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
95,345,932	18,962,393	1,423,365	11,643,587

(4)	A non-binding advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
111,238,186	604,147	1,626,114	13,906,830	1,626,114

(5)	An ordinary resolution to appoint Ernst & Young LLP as the Company’s U.S. independent registered public accounting firm for 2016 and U.K. statutory auditors under Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before the Company), and to authorize the Audit Committee to fix and determine the auditors’ remuneration::

Votes For	Votes Against	Abstentions	Broker Non-Votes
125,453,905	674,653	1,246,719	0

(6)	An ordinary resolution to adopt and approve the proposed amendment to the Company’s 2011 Stock Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
85,977,421	28,224,537	1,529,732	11,643,587

(7)	An ordinary resolution to adopt and approve the proposed Amarin Corporation plc 2017 Employee Stock Purchase Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
121,522,339	4,847,130	1,005,808	0

In light of the results of the non-binding advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers, the Company’s Board of Directors has fixed the frequency of such vote at every one year.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2017	Amarin Corporation plc

	By:	/s/ John Thero
John Thero
President and Chief Executive Officer